Lesley, Thomas, Schwarz & Postma, Inc.
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CERTIFIED PUBLIC ACCOUNTANTS
A PROFESSIONAL ACCOUNTANCY CORPORATION







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



                                                              September 18, 2001



Aviation Upgrade Technologies, Inc.:



         We hereby consent to the use in this Registration Statement on Form SB-2/A, Amendment No. 3 of our report dated January 11, 2001, relating to the financial statements of Aviation Upgrade Technologies, Inc. We also consent to the reference to our firm under the caption "Experts" in the Prospectus.



                                   /s/ Lesley, Thomas, Schwarz & Postma, Inc.
                                   ---------------------------------------------
                                   Lesley, Thomas, Schwarz & Postma, Inc.
                                   A Professional Accountancy Corporation
                                   Newport Beach, California